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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                           Current Report Pursuant to

                           Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  February 14, 2000
                                                         -------------------


                                DoubleClick Inc.
           ----------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
           ----------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


                000-23709                                13-3870996
----------------------------------------    ------------------------------------
        (Commission File Number)            (I.R.S. Employer Identification No.)


450 West 33rd Street, New York, New York                   10001
----------------------------------------    ------------------------------------
(Address of Principal Executive Offices)                 (Zip Code)


                                 (212) 683-0001
           ----------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                      N.A.
           ----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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Item 5. Other Events

        On February 14, 2000, DoubleClick Inc., a Delaware corporation (the "Company"), filed with the Securities and Exchange Commission a preliminary prospectus (the "Preliminary Prospectus"), which was part of Amendment No. 1 to the Company's Registration Statement on Form S-3 (Registration No. 333-96133) relating to the proposed sale by the Company and certain selling stockholders of an aggregate of 7,500,000 shares of Company common stock, par value $.001 per share, and up to an aggregate of 1,125,000 additional shares by the Company which may be sold in connection with the underwriters' over-allotment option. The Preliminary Prospectus is attached hereto as Exhibit 99.1. The information contained therein is incorporated herein by reference.

Item 7. Financial Statements and Exhibits

        Exhibit Number

        99.1 Preliminary Prospectus, as filed with the Securities and Exchange Commission on February 14, 2000.



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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      DoubleClick Inc.


                                      By: /s/ Elizabeth Wang
                                        ---------------------------------------
                                      Name:  Elizabeth Wang
                                      Title: Vice President and General Counsel


Dated:  February 16, 2000



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                                  Exhibit Index

      Exhibit

        99.1 Preliminary Prospectus, as filed with the Securities and Exchange Commission on February 14, 2000.